
BAK
BAK BATTERY
BAK
BAK BATTERY

China BAK

Sept 2007

Safe Harbor Statement

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements.

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Investment Considerations



- ✓ One of the world's biggest & fastest growing Li-ion battery cell manufacturers
- ✓ Strong leadership position in China Li-ion battery market with recurring revenue stream
- ✓ Major progress in International Tier 1 OEM certification
- ✓ Multiple product offerings and growth opportunities
- ✓ Low cost manufacturing and strong technical capabitities

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Key Rechargeable Battery Cell Applications
Notebook Computers
PDAs
Digital Cameras
Cell phones
Bluetooth Headsets
Li-ion Rechargeable Batteries
Cordless power tools
Hybrid-electric vehicles
MP3/Portable Entertainment
Uninterruptible Power Supply
Light-electric vehicles
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Replacement Mobile Battery Cell Market



- Replacement market unique to China:
  - 416 million cell phone subscribers in 2006, growing by another 250 million over the next 5 years
  - Cell phones are sold and resold through an existing distribution network – not disposed of like in the US, creating strong needs for replacement batteries
  - BAK has 65% share of this replacement battery market
- Relationships with key battery packers including:
  - SCUD (Fujian) Electronics Co., Ltd.
  - Shenzhen Desay Battery Technology Co., Ltd.
  - Shenzhen Yalitong Industry Co., Ltd.

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OEM Laptop Battery Cell Market

- ✓ Began commercial production in July 2006—Sole Manufacturer in China
- ✓ Significant increase in manufacturing sophistication as compared to mobile phone cells
- ✓ Customers
  - Shenzhen Fonleate Electronics
  - Letter of Intent signed with HP in Aug 07





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OEM Mobile Battery Cell Market

- ✓ Production shift of OEM's factories to Asia in general and China in particular
- ✓ Lower cost vs. Japan and Korea: manufacturing costs, logistics, import duty
- ✓ New Customers
  - Lenovo, China Tech Faith Wireless, UTStarcom, SIM Technology Group, Longcheer Technology, Hisense
- ✓ Qualification underway with international Tier 1 OEM's

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More Product Offerings: Lithium Polymer Cells



- ✓ Utilized for small-format batteries customized in size and shape for specific applications
- ✓ Aggressively targeting OEM customers
- ✓ Current applications include:
  - MP3 players
  - Bluetooth headsets
  - Ultra light cell phones



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Low Cost Manufacturing and Strong Technical Capability



- ✓ BAK facilities meet or exceed international standards
  - –EU and CE attestation, UL Authentication, ISO9001: 2000, ISO4001:1996 certified
- ✓ Factory structure combines automated and manual processes that utilize low cost labor


Domestic Labor Cost Comparison
(per hour)
$1.50
$1.00
$0.50
$0.00
$1.00
$0.84
$0.71
$0.58
Beijing
Shanghai
Jiangshu
Guangdong
(Canton)

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Management Team



- ✓ **Xiangqian Li, Chairman and CEO**
  - Visionary leader in China Li-ion industry
  - Led CBAK since founding; full time, operating CEO
- ✓ **Tony Shen, CFO**
  - Former CFO at eLong Inc (Nasdaq: LONG), led eLong to it's first quarter of operating profit
  - Directed comprehensive cost/expense reduction efforts
- ✓ **Dr. Henry Mao, Director, COO and CTO**
  - Significant expertise in Li-ion technology; widely published technological author; holder of 7 US patents in Li-ion
  - Successful tenure as CTO at Lishen and senior engineering position at NEC Moli Energy

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Financial Overview

Revenue Growth


US$M
$250
$200
$150
$100
$50
$0
$64
$102
$144
$98
$102
$210
FY 04
FY 05
FY 06
YTD FY06
YTD FY 07
FY 08 E

For the fiscal years ended September 30 and the year- to-date period ended June 30.

Investment Considerations

- ✓ One of the world's biggest & fastest growing Li-ion battery cell manufacturers
- ✓ Strong leadership position in China Li-ion battery market with recurring revenue stream
- ✓ Major progress in International Tier 1 OEM certification
- ✓ Multiple product offerings and growth opportunities
- ✓ Low cost manufacturing and strong technical capabitities


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423448A
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433450A
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063448A
BAK BATTERY
Rechargeable li-ion Battery

Q & A

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